Rand Acquisition Corporation
                           450 Park Avenue, Suite 1001
                               New York, NY 10022

                                                                January 27, 2006

To the Stockholders of Lower Lakes Towing Ltd.

Re: Amendment to Lower Lakes Stock Purchase Agreement

Ladies and Gentlemen,

Reference is made to that certain Stock Purchase Agreement, dated as of September 2, 2005, among Rand Acquisition Corporation, LL Acquisition Corp. and the stockholders of Lower Lakes Towing Ltd. signatories thereto (the "Sellers"), as amended by letter agreement dated December 29, 2005 (as amended, the "Agreement"). The parties to the Agreement hereby agree that Section 10.1(d) of the Agreement is hereby further amended to replace the reference to "January 31, 2006" therein with "February 28, 2006".

Except as set forth herein, all other terms and provisions of the Agreement shall remain unchanged and in full force and effect.

Please acknowledge your agreement to the foregoing by executing this document in the space provided below.

Sincerely,

RAND ACQUISITION CORPORATION


/s/ Laurence S. Levy
--------------------------------
Name: Laurence S. Levy
Title: Chief Executive Officer

                                      ACKNOWLEDGED AND AGREED:
LL ACQUISITION CORP.
                                      ROYAL BANK OF CANADA,
                                      through its operating division, RBC
/s/ Laurence S. Levy                  CAPITAL PARTNERS, in its capacity as
--------------------------------      Sellers' Representative under the Ageement
Name: Laurence S. Levy
Title: Chief Executive Officer
                                      By: /s/ Owen Trotter
                                          --------------------------------------
                                          Name: Owen Trotter
                                          Title: Partner